EXHIBIT 99.1

AKAMAI TECHNOLOGIES, INC.
FORM OF CHANGE IN CONTROL AND SEVERANCE AGREEMENT

This Change in Control and Severance Agreement (the “Agreement”) is made and entered into by and between ______________________________ (the “Executive”) and Akamai Technologies, Inc. (the “Company”), effective as of the last date set forth by the signatures of the parties below (the “Effective Date”).

RECITALS

A.    It is expected that the Company from time to time will consider the possibility of its acquisition by another company or another Change in Control Event (as defined below). The Board of Directors of the Company, acting through its Compensation Committee (the “Board”), recognizes that such consideration, and the possibility that the Executive’s employment could be terminated by the Company for a reason other than for Cause following such a transaction, can be distractions to the Executive and can cause the Executive to consider alternative employment opportunities. The Board has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued dedication and objectivity of the Executive, notwithstanding the possibility, threat or occurrence of a Change in Control Event.

B.    The Board believes that it is in the best interests of the Company and its stockholders to provide the Executive with an incentive to continue his or her employment with the Company, or a wholly-owned subsidiary of the Company, as the case may be, and to motivate the Executive to maximize the value of the Company upon a Change in Control Event for the benefit of its stockholders.

C.    The Board believes that it is imperative to provide the Executive with certain benefits upon a Change in Control Event or the termination of the Executive’s employment following a Change in Control Event for a reason other than Cause, thereby encouraging the Executive to remain with the Company notwithstanding the possibility of a Change in Control Event or termination of employment thereafter for a reason other than for Cause.

The Company and the Executive hereby agree as follows:

1.    Term of Agreement. Subject to Section 8(f), this Agreement shall terminate upon the date that all obligations of the Company and the Executive with respect to this Agreement have been satisfied.

2.    At-Will Employment. The Company and the Executive acknowledge that the Executive’s employment is and shall continue to be at-will, as defined under applicable law, and may be terminated at any time by either party, with or without cause.

3.    Effect of a Change in Control Event.

If the Executive is employed by the Company as of the date of a Change in Control Event and at such time participates in the executive compensation program overseen by the Compensation Committee of the Board of Directors of the Company, then effective immediately prior to the occurrence of such Change in Control Event, the Executive shall be entitled to pro-rated vesting of any then-unvested restricted stock units or similar equity awards issued prior to the Effective Date and the vesting of which is subject to the achievement of performance targets (“Performance RSUs”) as follows: the number of Performance RSUs that vest shall be equal to 100% of the then-outstanding number of unvested RSUs issuable upon achievement of target level performance of applicable metrics, pro-rated based on the percentage of the vesting period that has elapsed as of the closing date of the Change in Control Event since the grant date of the Performance RSUs (e.g., if the closing date of the Change in Control Event were April 1, 2020 and the vesting date for a three year vesting period was October 1, 2021, then the number of Performance RSUs that vest would be 50% of the Performance RSUs that would vest at target performance (18 months/36 months = 50%)).

4.    Effect of Termination Following a Change in Control Event.

(a)    If the Executive is employed by the Company as of the date of a Change in Control Event and at such time participates in the executive compensation program overseen by the Compensation Committee of the Board of Directors of the Company, and within one year of the Change in Control Event the Executive’s employment is terminated by the surviving entity for any reason other than for Cause, including the Executive’s voluntary termination for Good Reason, then the Executive shall be entitled to:

(i)	full acceleration of the vesting of the Executive’s stock options outstanding on the termination date so that all of such stock options become 100% vested;

(ii)
full acceleration of the vesting of the Executive’s RSUs or similar equity awards outstanding on the termination date to the extent that the vesting conditions in place at the time of the Change in Control Event are based solely on the continued employment at the Company or its successor (including RSUs issued after the Effective Date that originally had performance-based vesting that converted into time-based vesting RSUS upon the Change in Control Event) so that all of such RSUs become 100% vested;

(iii)
(A) a lump sum payment equal to the annual incentive bonus at target that would have been payable to the Executive under the Company’s Executive Bonus Plan in effect immediately before the Change in Control Event, if any, in the year of the Executive’s termination had both the Company and the Executive achieved the target bonus objectives set forth in such Executive’s Bonus Plan during such year multiplied by (B) a fraction of which the numerator is the day of the year on which the effective date of termination falls (e.g., a February 15th termination date would be the 46th day) and the denominator is the number of days in such year; and

(iv)	severance pay and benefits, all of which shall be paid less applicable withholdings for taxes and other deductions required by law, consisting of:

(A)A lump sum payment equal to one year of the Executive’s then-current base salary;

(B)    A lump sum payment equal to the annual incentive bonus at target that would have been payable to the Executive under the Company’s Executive Bonus Plan in effect immediately before the Change in Control Event, if any, in the year of the Executive’s termination had both the Company and the Executive achieved the target bonus objectives set forth in such Executive’s Bonus Plan during such year; and

(C)    Reimbursement for up to 12 months of the amount paid by the Executive for continued health and dental insurance coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA). In order to receive this benefit, the Executive must timely elect COBRA continuation coverage in accordance with the Company’s or surviving entity’s usual COBRA procedures. If you are not employed in the United States such that COBRA is inapplicable to you, you shall be entitled to an equivalent amount of health and dental benefits under procedures that are applicable under the laws of the country of which you are resident or, absent any applicable laws, procedures substantially equivalent to COBRA procedures.
Subject to Section 5 below, the payments and benefits described in Section 4(a)(iii)-(iv) above shall be provided within five days after the Executive’s termination of employment; vesting acceleration shall be effective immediately upon termination of employment. The Executive’s acceptance and receipt of the benefits set forth in this Section 4 shall represent full accord and satisfaction of all claims by the Executive related to his or her termination of employment.

(b)    If the Executive is employed by the Company as of the date of a Change in Control Event but at such time is not a participant in the executive compensation program overseen by the Compensation Committee of the Board of Directors of the Company and his or her employment with the Company terminates following a Change in Control Event, then (i) the treatment of equity awards held by the Executive shall be as set forth in the grant agreements entered into with the Company governing such awards and (ii) and the Executive shall be entitled to such other benefits to which he or she is eligible under non-executive severance plans, if any, the Company has in place at such time.

5.    Compliance with Section 409A. Subject to the provisions in this Section 5, any severance payments or benefits under Section 4 of this Agreement shall begin only upon the date of the Executive’s “separation from service” (determined as set forth below) which occurs on or after the date of termination of the Executive’s employment. The following rules shall apply with respect to distribution of the payments and benefits, if any, to be provided to the Executive under Section 4 of this Agreement:

(a)    It is intended that each installment of the severance payments and benefits provided under this Agreement shall be treated as a separate “payment” for purposes of Section 409A of the Code and the guidance issued thereunder (“Section 409A”). Neither the Executive nor the Company shall have the right to accelerate or defer the delivery of any such payments or benefits except to the extent specifically permitted or required by Section 409A.

(b)    If, as of the date of the Executive’s “separation from service” from the Company, the Executive is not a “specified employee” (within the meaning of Section 409A), then each installment of the severance payments and benefits shall be made on the dates and terms set forth in Section 4.

(c)    If, as of the date of the Executive’s “separation from service” from the Company, the Executive is a “specified employee” (within the meaning of Section 409A), then:

(i)    Each installment of the severance payments and benefits due under this Agreement that, in accordance with the dates and terms set forth herein, will in all circumstances, regardless of when the separation from service occurs, be paid within the period of time permitted under Section Treasury Regulation Section 1.409A-1(b)(4) shall be treated as a short-term deferral within the meaning of such Section to the maximum extent permissible; and

(ii)    Each installment of the severance payments and benefits due under Section 4 that is not described in Section 5(c)(i) above and that would, absent this subsection, be paid within the six-month period following the Executive’s “separation from service” from the Company shall not be paid until the date that is six months and one day after such separation from service (or, if earlier, the Executive's death), with any such installments that are required to be delayed being accumulated during the six-month period and paid in a lump sum on the date that is six months and one day following your separation from service and any subsequent installments, if any, being paid in accordance with the dates and terms set forth herein; provided, however, that the preceding provisions of this sentence shall not apply to any installment of severance payments and benefits if and to the maximum extent that such installment is deemed to be paid under a separation pay plan that does not provide for a deferral of compensation by reason of the application of Treasury Regulation 1.409A-1(b)(9)(iii) (relating to separation pay upon an involuntary separation from service). Any installments that qualify for the exception under Treasury Regulation Section 1.409A-1(b)(9)(iii) must be paid no later than the last day of the second taxable year following the taxable year in which the separation from service occurs.

(d)    The determination of whether and when the Executive’s separation from service from the Company has occurred shall be made and in a manner consistent with, and based on the presumptions set forth in, Treasury Regulation Section 1.409A-1(h). Solely for purposes of this Section 5(d), “Company” shall include all persons with whom the Company would be considered a single employer under Section 414(b) and 414(c) of the Code.

(e)    All reimbursements and in-kind benefits provided this Agreement shall be made or provided in accordance with the requirements of Section 409A to the extent that such reimbursements or in-kind benefits are subject to Section 409A, including, where applicable, the requirements that (i) any reimbursement is for expenses incurred during the Executive’s lifetime (or during a shorter period of time specified in this Agreement), (ii) the amount of expenses eligible for reimbursement during a calendar year may not affect the expenses eligible for reimbursement in any other calendar year, (iii) the reimbursement of an eligible expense will be made on or before the last day of the calendar year following the year in which the expense is incurred and (iv) the right to reimbursement is not subject to set off or liquidation or exchange for any other benefit.

(f)    Notwithstanding anything herein to the contrary, the Company shall have no liability to the Executive or to any other person if the payments and benefits provided in this Agreement that are intended to be exempt from or compliant with Section 409A are not so exempt or compliant.

6.    Definitions.

(a)For the purposes of this Agreement, “Change in Control Event” is defined as set forth in Section 9(c)(1)(b) of the Akamai Technologies, Inc. 2013 Stock Incentive Plan as in effect on the Effective Date (and any successor plan), which definition is incorporated herein by reference.

(b)For the purposes of this Agreement, “Cause” is defined as (i) any act or omission by the Executive that has a significant adverse effect on Akamai’s business or on the Executive’s ability to perform services for Akamai, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (ii) refusal or failure to perform assigned duties, serious misconduct, or excessive absenteeism, or (iii) refusal or failure to comply with Akamai’s Code of Business Ethics.

(c)For the purposes of this Agreement, “Good Reason” is defined as (i) a material reduction in the Executive’s compensation and benefits (including without limitation any bonus plan or indemnity agreement) not agreed to in writing by the Executive; (ii) the assignment to the Executive of duties and/or responsibilities that are materially inconsistent with those associated with the Executive’s position; or (iii) a requirement, not agreed to in writing by the Executive, that the Executive relocate to, or perform his or her principal job functions at, an office that is more than twenty-five (25) miles from the office at which the Executive was previously performing his or her principal job functions.

7.    Successors.

(a)    Company’s Successors. Any successor to the Company (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company’s business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term “Company” shall include any successor to the Company’s business and/or assets which executes and delivers the assumption agreement described in this Section 7(a), or which becomes bound by the terms of this Agreement by operation of law.

(b)    Executive’s Successors. The terms of this Agreement and all rights of the Executive hereunder shall inure to the benefit of, and be enforceable by, the Executive’s personal or legal representatives, executors, administrators, heirs, distributees, devisees and legatees.

8.    Miscellaneous Provisions.

(a)    Waiver. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Executive and by an authorized officer of the Company (other than the Executive). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(a)	Whole Agreement.

(i)No agreements, representations or understandings (whether oral or written and whether express or implied) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter hereof.

(ii)This Agreement represents the entire understanding of the Company and the Executive with respect to the effect of a Change in Control on equity held by the Executive and the effect of a termination of employment following a Change in Control Event; therefore, this Agreement supersedes all prior and future agreements, arrangements and understandings regarding such subject matter except that (A) this Agreement shall not be deemed to terminate or replace provisions that relate to the effect of a termination of employment following a Change in Control Event in RSU agreements entered into with the Executive prior to the Effective Date Date or the effect of the failure of an acquiring entity to assume such RSUs in connection with the Change in Control Event and (B) this Agreement shall not be deemed to terminate or replace, but shall be deemed to supplement, provisions in stock option grant agreements entered into with the Executive prior to the Effective Date that relate to the effect of a termination of employment following a Change in Control Event.

(iii)If equity award vesting acceleration is triggered and severance is paid pursuant to this Agreement, the Executive acknowledges and agrees that he or she shall not be entitled to any additional or duplicative equity award vesting or severance payment pursuant to any prior agreement, arrangement or understanding or pursuant to any other severance pay plan, including, but not limited to, the Akamai Technologies, Inc. Executive Severance Pay Plan and Summary Plan Description.

(c)    Choice of Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

(d)    Severability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

(e)    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

(f)    Term. This Agreement shall have an initial term commencing on the Effective Date and ending on December 31, 2017. The term automatically renews for successive terms of two (2) years unless either party notifies the other of its intent to not renew at least six (6) months prior to the expiration of the applicable term; provided, however, that in the event of a Change in Control, if the term is scheduled to expire within one year following the Change in Control, the term shall automatically be extended to 30 days following the first anniversary of the Change in Control.

[signature page follows]

IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year set forth below.

AKAMAI TECHNOLOGIES, INC.            EXECUTIVE

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Signature                        Signature

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Dated: _____________, 20__                Dated: _____________, 20__